Exhibit 10.22

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of June 9, 2008 by and between  Sahara Media, Inc., Inc., a Delaware corporation (the “Company”) having an address at 75 Franklin Street, 2nd Floor, New York, NY 10013 and the undersigned Purchaser.

1.	Purchase.

Subject to the terms and conditions hereof, the undersigned Purchaser (“Purchaser”) hereby purchases from the Company, and the Company hereby issues and sells to the Purchaser, 100,000 shares of common stock of the Company (the "Shares") at $.50 per Share for a total consideration of $50,000 (the “Purchase Price”).

2.	Representations and Warranties.

In consideration of the sale of the Shares, the Company and Purchaser agree to be legally bound by the following warranties and representations made by the Company and Purchaser:

(a)
Neither the Company nor any person acting on behalf of the Company has offered to sell, offered for sale or sold the Shares by means of general solicitation or general advertising, or in any other manner outside the Agreement.

(b)
Purchaser is aware that an investment in the Shares is a speculative investment which involves a substantial degree of risk.  Purchaser represents and warrants that he is an “accredited investor” within the meaning of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). Purchaser warrants that he has such sufficient requisite knowledge and experience in business and financial matters that Purchaser is capable of evaluating the merits and risks of an investment in the Company. Purchaser understands that the Company is relying on Purchaser’s representations for the purposes of confirming Purchaser’s suitability as a purchaser of the Shares. Purchaser understands and agrees that the Shares have not been registered under the Securities Act of 1933 or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the Securities Act (based in part on the accuracy of the representations and warranties of the Purchaser contained herein), and that such Shares must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration.

(c)
Purchaser understands that the rights to such Shares being purchased hereunder are being acquired in a private transaction for investment purposes solely for Purchaser’s own account and not on behalf of other persons, and not with a view to or for the resale, distribution, subdivision, or fractionalization thereof; Purchaser has no present plans to enter into any contract, undertaking, agreement, or arrangement for any such resale, distribution, subdivision, or fractionalization thereof.  Purchaser agrees that he will not sell, assign, pledge, give, transfer or otherwise dispose of any or all of the Shares or any interest therein unless and until Purchaser has complied with all applicable provisions of federal and state securities laws.

Purchaser Initials ______________

(d)
Purchaser has reviewed his or her financial condition and commitments.  Based upon such review, the Purchaser is satisfied that he or she has adequate means of providing for his or her financial needs and possible contingencies as well as those of any dependents, and that he or she does not have any current or foreseeable future need for liquidity of the funds being utilized in the purchase of the Shares.  Purchaser is capable of bearing the economic risk of the investment in the Shares and the constituent securities thereof for the indefinite future.  At this time, Purchaser has assets or sources of income which, if taken together, are more than sufficient so that Purchaser could bear the risk of loss of his entire investment in the shares and their constituent securities.

(e)
Purchaser is aware that this transaction has not been reviewed by the United States Securities and Exchange Commission or by any state securities authorities.  No agency, federal or state, has passed upon the fairness or merits of this investment.

(f)	Purchaser is at least 18 years of age.

(g)
Purchaser represents that he/she has conducted adequate due diligence on the Company, has reviewed its technology, financial condition, risk factors, management, legal matters, licensing agreements, revenue and pricing models, market environment and any other relevant information and accepts these risks and is able to bare the economic risk of the investment.

(h)
The foregoing representations, warranties and covenants are true and accurate as of the date hereof and shall be true and accurate as of the date of completion of the private sale.  If such representations and warranties shall not be true and accurate in any respect prior to completion of the private sale, Purchaser shall give written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor.

3.	Indemnification.

Purchaser acknowledges that he or she understands the meaning and legal consequences of the representations and warranties contained herein, and Purchaser hereby agrees to indemnify and hold harmless the Company, its directors, officers and representatives, and any person controlling them within the meaning of Section 15 of the Securities Act, from and against any and all claim, loss, damage, expense and liability whatsoever (including but not limited to, any and all expenses whatsoever reasonably incurred by investigating, preparing or defending any litigation commenced or threatened or any claim whatsoever)  based upon, due to or arising out of a breach of any representation or warranty or covenant of the undersigned contained in this Agreement.

Purchaser Initials ______________

Purchaser acknowledges that he/she is making this investment entirely on the merit of his/her due diligence.  Purchaser represents and warrants that no verbal representations or inducements have been made by the Company, its representatives, agents, or deemed agents, as to the viability of this investment, the technology or its ability to remain an ongoing concern.

4.	Piggyback Registration Rights

The Purchaser shall have piggy-back registration rights with respect to the Shares subject to the conditions set forth below. If the Company participates (whether voluntarily or by reason of an obligation to a third party) in the registration of any shares of the Company’s common stock (except in connection with an offering on Form S-8 or other inappropriate form), the Company shall give written notice thereof to the Purchaser and the Purchaser shall have the right, exercisable within ten (10) business days after receipt of such notice, to request inclusion of all or a portion of the Shares in such registration statement (the “Registration Statement”).  If the Purchaser exercises such election, the Company shall use reasonable efforts to include the Shares so designated in the Registration Statement at no cost or expense to the Purchaser (other than any commissions, if any, relating to the sale of the Shares), subject to registration limitations (or guidelines) imposed by the Securities and Exchange Commission pursuant to Rule 415 of the Securities Act.   The Purchaser’s rights under this Section 4 shall expire at such time as the Purchaser can sell all of the Purchaser’s remaining Shares under Rule 144 under the Securities Act without volume or other restrictions or limit.

5.	Miscellaneous.

(a)
This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations and understandings which are deemed to have been merged herein.  No representations were made or relied upon by either party, other than those expressly set forth herein.

(b)
This writing shall be amended only by a further writing.  No agent, employee, or other representative of any party is empowered to alter any of the terms hereof, including specifically this Paragraph, unless done in writing and signed by both parties.

(c)
Whenever required by the context hereof the masculine gender shall be deemed to include the feminine and neuter, and the singular member shall be deemed to include the plural.  Time is expressly declared to be of the essence of this Agreement.

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(d)
This Agreement shall be deemed to have been mutually prepared by all parties and shall not be construed against any particular party as the draftsman.  The invalidity of any one or more of the words, phrases, sentences, clauses, sections or subsections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses, sections or subsections contained in this Agreement shall be declared invalid by a court of competent jurisdiction, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentences or sentences, clause or clauses, section or sections, or subsections or subsections had not been inserted.

(e)
The validity, interpretation, and performance of this Agreement shall be controlled by and construed under the internal laws of the State of New York, without reference to principles of conflict of laws or choice of laws.  Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York.  In any legal action or other proceeding involving, arising out of or in any way relating to this Agreement, the prevailing party shall be entitled to recover reasonable attorneys’ fees, costs, and expenses of litigation.

(f)
The failure of any party to object to, or to take affirmative action with respect to, any conduct of any other party which is in violation of the terms of this Agreement shall not be construed as a waiver of such violation or breach, or of any future breach, violation, or wrongful conduct.  No delay or failure by any party to exercise any right under this Agreement, and no partial or single exercise of that right, shall constitute a waiver or exhaustion of that or any other right, unless otherwise expressly provided herein.

(g)	Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

(h)	This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be construed one and the same instrument.

(i)	The provisions of this Agreement shall be binding upon and inure to the benefit of each of the parties and their respective heirs, successors and assigns.

(j)	The parties acknowledge that the Company is paying John Thomas Financial a commission of 10% of the Purchase Price and a non-accountable expense allowance of 3% of the Purchase Price.

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Purchaser Initials ______________

The parties hereto have executed this Agreement as of the date and year first above written.

SAHARA Media, Inc.

By:	/s/ Philmore Anderson IV
Philmore Anderson IV
Chief Executive Officer

[Purchaser]

/s/ Kevan Walker

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ALL PURCHASERS MUST INITIAL ONE OR MORE OF THE FOLLOWING:

1.           I certify that I am an accredited investor because (i) I had individual income (exclusive of any attributable to my spouse) or more than $200,000 in each of the most recent two years and I reasonably expect to have an individual income in excess of $200,000 for the current year, or (ii) I, together with my spouse, had joint income in excess of $300,000 in each of the two most recent years and reasonably expect to have joint income in excess of $300,000 for the current year.

INITIAL IF APPLICABLE: ________________

2.           I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000.  For purposes of this questionnaire, “net worth” means the excess of total assets at market value, including home and personal property, over total liabilities.

INITIAL IF APPLICABLE: ________________

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Signature of Investor                                                                                                     State of Residency

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Name of Investor (print)                                                                                                Date

Address:  __________________________________

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